UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2014
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The annual meeting of the stockholders of the Company was held on May 2, 2014 for the purposes of (i) electing the twelve directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year; (iii) approving, on an advisory basis, a resolution approving executive compensation of the named executive officers as disclosed in the proxy statement; (iv) approving amendments to the Company’s Restated Certificate of Incorporation to eliminate supermajority voting requirements; and (v) approving amendments to the Company’s Restated Certificate of Incorporation to eliminate provisions regarding Board size.
All twelve nominees for director as named in the Company’s proxy statement for the meeting were elected by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Votes
Election of Directors
Daniel J. Brutto	327,725,870	608,282	493,828	38,460,319
Susan Crown	325,808,051	2,373,079	646,850	38,460,319
Don H. Davis, Jr.	326,380,501	1,912,480	534,999	38,460,319
James W. Griffith	327,313,478	1,018,850	495,652	38,460,319
Robert C. McCormack	324,977,154	3,315,530	535,296	38,460,319
Robert S. Morrison	326,312,338	1,988,082	527,560	38,460,319
E. Scott Santi	327,204,296	1,174,171	449,513	38,460,319
James A. Skinner	327,413,845	926,835	487,300	38,460,319
David B. Smith, Jr.	327,296,457	951,112	580,411	38,460,319
Pamela B. Strobel	327,760,188	584,118	483,674	38,460,319
Kevin M. Warren	327,385,260	932,747	509,973	38,460,319
Anré D. Williams	327,685,356	633,974	508,650	38,460,319

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year was ratified by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Ratification of independent registered public accounting firm	363,721,296	2,696,425	870,578	N/A

A Company proposal requesting that stockholders approve a non-binding resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission under “Compensation Discussion & Analysis,” the Summary Compensation Table, the related compensation tables and the related narrative disclosures, in the March 21, 2014 proxy statement, passed with the following votes.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Advisory vote to approve executive compensation	318,224,582	7,773,612	2,829,786	38,460,319

Amendment to eliminate supermajority voting requirements was approved by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Amendment to eliminate supermajority voting requirements	323,393,996	2,874,698	2,559,286	38,460,319

Amendment to eliminate provisions regarding Board size approved by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	Broker Non-Vote
Amendment to eliminate provisions regarding Board size	323,175,859	3,152,956	2,499,165	38,460,319

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 7, 2014	By: /s/Maria C. Green
Maria C. Green
Senior Vice President, General Counsel & Secretary